Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Telefônica Brasil S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, David Melcon Sanchez-Friera, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 27, 2025	By:	/s/ David Melcon Sanchez-Friera
Name: David Melcon Sanchez-Friera
Title: Chief Financial Officer